Due From/To Brokers	12 Months Ended
Dec. 31, 2020
Due From/To Brokers [Abstract]
Due From/To Brokers

4.  DUE FROM/TO BROKERS

At December 31, 2020 and 2019, due from and due to brokers balances, if applicable, in the Statements of Financial Condition include net cash receivable from each broker and net cash payable to each broker, respectively. The due from broker balance also includes cash held as collateral at Bank of America, N.A.